UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 5, 2009
R.G. BARRY CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-8769	31-4362899

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

13405 Yarmouth Road N.W., Pickerington, Ohio	43147

(Address of principal executive offices)	(Zip Code)
(614) 864-6400

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On January 5, 2009, R. G. Barry Corporation (the “Company”) announced that, in an acceleration of its previously announced succession plan, effective as of January 5, 2009, the Company had appointed José G. Ibarra as its Senior Vice President — Finance, Chief Financial Officer and Secretary. Mr. Ibarra replaces Daniel D. Viren, who retired from those positions as of January 5, 2009. Mr. Viren, however, will remain with the Company until August 9, 2009, as Special Assistant to the CEO for Mergers & Acquisitions.
     Mr. Ibarra, age 49, has held numerous accounting and finance positions during an 18-year career with the Company, and since July 2008 has served as Senior Vice President — Treasurer of the Company. Mr. Ibarra served as Vice President — Treasurer of the Company from December 2004 to June 2008; Vice President — Transitional Services of the Company from April 2004 to November 2004; Vice President — Controller of the Company from July 1999 to March 2004.
     Mr. Ibarra is not a party to a written employment agreement with the Company. In connection with his appointment, Mr. Ibarra will receive an annual base salary of $202,992 and will receive certain perquisites commensurate with his position, including a monthly car allowance of $800.
     Mr. Ibarra will continue to participate in the 2008 R.G. Barry Management Bonus Plan, and, upon satisfaction of relevant performance goals, will be eligible to receive a minimum and maximum bonus of 17.5% and 55%, respectively, of his annual base salary. Mr. Ibarra will also continue to participate in other Company plans, including the R. G. Barry Corporation 2005 Long-Term Incentive Plan, under which Mr. Ibarra received a grant of 5,935 restricted stock units in connection with his appointment.
     There are no arrangements between Mr. Ibarra and any other person pursuant to which Mr. Ibarra was appointed as the Senior Vice President — Finance, Chief Financial Officer and Secretary, nor are there any transactions to which the Company was or is a participant and in which Mr. Ibarra has a material interest subject to disclosure under Item 404(a) of Regulation S-K.
Section 9 — Financial Statements and Exhibits.
Item 9.01 Financial Statements and Exhibits.
(a) — (c) Not applicable.
(d) Exhibits.

Exhibit No.	Description

99	News Release Dated January 5, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R.G. BARRY CORPORATION
Date: January 8, 2009	By:	/s/ Jose G. Ibarra
Jose G. Ibarra
Senior Vice President — Finance, Chief Financial Officer and Secretary